                                 PETROLEUM
                                 & RESOURCES
                                   CORPORATION

                                 Annual Report
                                     1999

                   investing in resources
                                  for the future/r/

                                1999 AT A GLANCE
-------------------------------------------------------------------------------

THE COMPANY                                           STOCK DATA

o  a closed-end equity investment company             NYSE Symbol........................PEO
   emphasizing natural resources stocks               Market Price as of 12/31/99....$32 1/4
o  objectives:       preservation of capital          Discount.........................18.3%
                     reasonable income                52-Week Range..........$36 7/8-$28 1/4
                     opportunity for capital gain     Shares Outstanding..........14,314,180
o  internally-managed
o  low expense ratio
o  low turnover


SUMMARY FINANCIAL INFORMATION

                                                                 Year Ended December 31
                                                              1999                    1998
------------------------------------------------------------------------------------------
Net asset value per share                            $       39.48           $       34.30
Total net assets                                       565,075,001             474,821,118
Unrealized appreciation                                230,465,953             155,040,245
Net investment income                                    9,806,876              11,060,345
Total realized gain                                     22,803,830              20,532,408
Total return (based on market value)                         13.3%                 (10.0)%
Total return (based on net asset value)                      23.8%                 (11.1)%
Expense ratio                                                0.43%                   0.31%
------------------------------------------------------------------------------------------


1999 DIVIDENDS AND DISTRIBUTIONS

                                            Amount
Paid                                     (per share)               Type
------------------------------------------------------------------------------------------
March 1, 1999                               $0.10                  Long-term capital gain
March 1, 1999                                0.10                  Investment income
June 1, 1999                                 0.20                  Investment income
September 1, 1999                            0.20                  Investment income
December 27, 1999                            1.40                  Long-term capital gain
December 27, 1999                            0.11                  Short-term capital gain
December 27, 1999                            0.22                  Investment income
------------------------------------------------------------------------------------------
                                            $2.33
==========================================================================================


2000 ANNUAL MEETING OF STOCKHOLDERS

Location: The Colony Hotel, Palm Beach, Florida
Date: March 28, 2000
Time: 10:00 a.m.
Holders of Record: February 14, 2000

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------

TEN LARGEST PORTFOLIO HOLDINGS (12/31/99)

                                                 Market Value   % of Net Assets
                                                 ------------   ---------------
   Royal Dutch Petroleum Co.                     $ 51,478,127         9.1
   Exxon Mobil Corp.                               48,920,043         8.7
   General Electric Co.                            30,950,000         5.5
   Enron Corp. $13.65 Conv. Pfd. Ser. J            27,863,063         4.9
   BP Amoco plc ADR                                23,725,000         4.2
   Schlumberger Ltd.                               12,875,075         2.3
   "Shell" Transport and Trading Co. plc ADR       11,760,000         2.1
   Kerr McGee Corp.                                11,237,686         2.0
   Chevron Corp.                                   10,395,000         1.8
   Texaco Inc.                                     10,144,217         1.8
                                                 ------------        ----
     Total                                       $239,348,211        42.4%

   SECTOR WEIGHTINGS (12/31/99)

                             [GRAPH APPEARS HERE]


   Internationals                           29.4

   Domestics                                10.3

   Producers                                 8.7

   Distributors                             18.0

   Services                                 11.9

   Basic Materials                           3.7

   Capital Goods & Other                     8.6

   Paper & Forest Products                   7.0

   Cash & Equivalent                         2.1

                             LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

Petroleum & Resources posted an attractive performance over the past year, significantly exceeding the returns of our benchmark indices. We are pleased to submit the financial statements for the year ended December 31, 1999. In addition, there is a schedule of investments provided along with other financial information and the report of independent accountants.

THE YEAR IN REVIEW
The return on net assets, including income and capital gains distributions for the calendar year was an excellent 23.8%, exceeding the 21.0% rate of return for the Standard & Poor's 500 Stock Index and the 15.4% return of the Dow Jones Energy Index. Total dividends and distributions paid in 1999 were $2.33 per share compared to $2.29 in 1998.

With robust growth in worldwide energy demand and surging prices for both crude oil and natural gas, the operating environment for energy companies was excellent throughout most of the year. After an initial two-month, 7% decline, energy stocks staged a dramatic recovery during the remainder of the first half as the Dow Jones Energy Index advanced 17.7%. Despite this attractive performance, a tightened oil market and oil prices in a $23-25 range, energy stocks declined a disappointing 2% during the last six months of 1999. The comparable returns for the S&P 500 during these two periods were 11.6% and 7.0% respectively. Investors seemingly disregarded attractive valuations in energy and resource stocks while focusing on technology and internet securities.

All of our energy sectors recorded attractive stock market performance for the full year. Oil service and drilling stocks were the big gainers with advances exceeding 30%. Major international oils, mid-sized exploration companies and natural gas pipeline stocks advanced approximately 10-12%. Gas utilities were the laggards with a 4% gain. Our diverse holdings in basic industries and paper and forest products stocks collectively outperformed the S&P 500. Cash and short term investments at year-end stood at 2.1% of net assets compared to 5.6% the prior year.

Oil prices ended 1999 at approximately $25 per barrel, more than doubling from the year earlier $12 level. The initial low price reflected the combination of substantial excess oil production from OPEC countries and reduced consumption caused by mild domestic winter weather patterns and sluggish foreign economic activity. An agreement by OPEC and several key non-OPEC countries in mid-March to reduce oil production caused oil prices to quickly advance over 60% to $19 per barrel at mid-year. During the second half, the combination of surprisingly solid OPEC discipline (averaging approximately 87% compliance) and strong worldwide growth in energy demand generated a significant reduction in global inventories. With oil inventories declining to ten year lows, oil prices moved steadily higher, recording a 30% gain over the final six months to the highest level since the 1990 Gulf War. Led by the economic recovery in several Southeast Asian countries, worldwide petroleum consumption for the full year advanced in excess of one million barrels per day or 1.5%. On the supply side, production from non-OPEC nations experienced its first decrease in six years with U.S. oil output declining 4.5%.

Despite the warmest winter weather conditions in 100 years and an excess storage build up during the first quarter, domestic natural gas prices were still able to establish a ten percent increase for the year. The weakness in heating demand was offset by a stronger economy and increased consumption by gas-fired electric generators. With supply restricted due to reduced drilling activity, the gas market tightened and prices recovered throughout the summer. While fourth quarter heating consumption was disrupted by 10% warmer than normal temperatures, the natural gas market remained in balance and yearend gas prices held at attractive levels.

INVESTMENT RESULTS
Net assets of the Corporation on December 31, 1999 were $565,075,001 or $39.48 per common share on 14,314,180 common shares outstanding as compared with $474,821,118 or $34.30 per common share on 13,841,375 common shares outstanding a year earlier.

Net investment income for 1999 was $9,806,876 compared to $11,060,345 for 1998. These earnings are equivalent to $0.72 and $0.82 per common share, respectively, on the average number of common shares outstanding throughout each year. It has been increasingly difficult to generate income in the portfolio as both the percentage of stocks paying dividends and the percentage of dividend increases have declined markedly in the past several years. The dividend yield on the Standard & Poor's 500 has fallen from 3.76% in 1990 to 1.16% in 1999. We continue to seek out ways to generate additional income without impacting performance through the use of convertible securities and other actions. In 1999, our 0.43% expense ratio (expenses to net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $22,803,830 during the year, while the unrealized appreciation on investments increased from $155,040,245 at December 31, 1998 to $230,465,953 at year end.

DIVIDENDS AND DISTRIBUTIONS
As announced on November 11, 1999, a year-end distribution consisting of investment income of $0.22 and capital gains of $1.51 was made on December 27, 1999, both realized and taxable in 1999. On January 13, 2000, an additional distribution of $0.20 per share was declared payable March 1, 2000, representing the balance of undistributed net investment income and capital gains earned in 1999 and an initial distribution from 2000 net investment income, all taxable to shareholders in 2000.

OUTLOOK FOR 2000
Continued favorable worldwide energy demand growth, lean global inventories and steadfast OPECproduction compliance suggest that the oil market will remain in solid balance. With further expansion of the U.S. and Southeast Asian economies anticipated for this year, the growth of oil consumption should again exceed 1 million barrels per day or 1.5%. On the supply side, since non-OPEC production will increase modestly as drilling activity slowly expands in response to higher prices, inventory reductions will continue until OPEC increases production. Also, Iraqi exports are nearing capacity and will only expand gradually during the year. The major oil-producing nations are scheduled to establish new output ceilings in late March. Oil prices for the second half will be dependent on OPEC's ability to maintain their newfound discipline to these new production targets. While the current lofty $25 per barrel price exceeds all industry and OPEC expectations, the tight supply/demand balance for the remainder of the year suggests that crude oil prices will stabilize above $20 per barrel.

While energy stocks outperformed the S&P 500 over the past year, valuations for the group remain attractive, as investors appear reticent to incorporate current oil pricing into a longer term forecast. Once the crude oil price stabilizes, investor attention is expected to refocus on the favorable ongoing industry fundamentals. The Exxon/Mobil and BP/Amoco combinations were the largest of the numerous energy mergers completed last year. Although the scale will be smaller, several consolidations within the various energy sectors are anticipated.

Domestic natural gas prices are expected to average 5-10% higher this year. This positive forecast reflects the benefits of a surging domestic economy on gas demand and supply constraints. The risk to this outlook is that improving commodity pricing and attractive drilling costs could stimulate excessive investment and exploration activity. The themes for the year 2000 in the natural gas industry are consolidation, capital discipline and share repurchase.

SHARE REPURCHASE PROGRAM
On November 11, 1999, the Board of Directors authorized the management to repurchase up to 5% of the outstanding shares of the Corporation (approximately 700,000 shares) over the ensuing twelve months, as long as the discount of the market price of the shares from the net asset value is greater than 8%. It was felt that, by so doing, the growth in the number of shares outstanding would slow, the net asset value per share would increase, and the dilution caused by the issuance of shares in lieu of cash for the year-end capital gain distribution would diminish. In addition, the liquidity of the Corporation's shares in the marketplace should increase and the discount to net asset value could decrease. This program is expected to benefit all the shareholders of the Corporation.

As of January 13, 2000, a total of 125,400 shares have been repurchased at a total cost of $4,021,973 and a weighted average discount to net asset value of 17.7%. The Corporation was restricted from buying shares until late in December, 1999.

YEAR 2000 READINESS DISCLOSURE
The countdown is over for Year 2000, and we have entered into the new century unscathed. We are pleased to report there were no system failures, either in-house or reported by any of our critical vendors or portfolio companies. The Corporation incurred no significant costs relating to the Year 2000 issue.

                             --------------------

The Corporation included in its Third Quarter Report to Shareholders a postcard inviting shareholders to send us the names of investors who might be interested in learning more about the Corporation. We have received a good response to this initiative, with over 140 cards returned and information packages mailed out to prospective holders. It is our intention to repeat the insertion in our First Quarter Report and periodic future mailings. Please feel free to provide us with names and addresses at any time, either by mail, telephone, or through our soon to be updated website at www. peteres.com.

                             --------------------

Mr. Allan Comrie resigned from the Board of Directors as of December 31, 1999. Mr. Comrie, a director since 1984, shared his extensive investment knowledge with the Board as former President and Chief Executive Officer of the U.S. & Foreign Securities Corp. We have been enriched by his participation on the Board and wish him all the best in the future.

The proxy statement for the Annual Meeting of Stockholders to be held in Palm Beach, Florida on March 28, 2000, will be mailed on or about February 17, 2000 to holders of record on February 14, 2000.

By order of the Board of Directors,


/s/  Douglas G. Ober
---------------------------------------
Douglas G. Ober,
Chairman and Chief Executive Officer


/s/  Richard F. Koloski
---------------------------------------
Richard F. Koloski,
President

January 21, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                               December 31, 1999

ASSETS
Investments* at value:
   Common stocks and convertible securities
      (cost $321,202,227)                                                        $551,675,306
   Short-term investments (cost $11,879,657)                                       11,879,657        $563,554,963
---------------------------------------------------------------------------------------------
Cash                                                                                                       43,171
Securities lending collateral                                                                          44,294,479
Receivables:
  Investment securities sold                                                                            3,095,156
  Dividends and interest                                                                                  699,144
Prepaid expenses                                                                                        1,685,705
-------------------------------------------------------------------------------------------------------------------
         Total Assets                                                                                 613,372,618
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
Investment securities purchased                                                                         1,197,093
Open written option contracts at value (proceeds $189,562)                                                196,688
Obligations to return securities lending collateral                                                    44,294,479
Accrued expenses                                                                                        2,609,357
-------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                             48,297,617
-------------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                                  $565,075,001
===================================================================================================================
NET ASSETS
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 14,314,180 shares                                       $ 14,314,180
Additional capital surplus                                                                            318,004,817
Undistributed net investment income                                                                       460,295
Undistributed net realized gain on investments                                                          1,829,756
Unrealized appreciation on investments                                                                230,465,953
-------------------------------------------------------------------------------------------------------------------
         NET ASSETS APPLICABLE TO COMMON STOCK                                                       $565,075,001
===================================================================================================================
         NET ASSET VALUE PER SHARE OF COMMON STOCK                                                         $39.48
===================================================================================================================

* See schedule of investments on pages 12 through 14.
The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                         Year Ended December 31, 1999

INVESTMENT INCOME
   Income:
      Dividends                                                                                        $ 10,372,918
      Interest                                                                                            1,706,820
---------------------------------------------------------------------------------------------------------------------
         Total income                                                                                    12,079,738
---------------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                                 1,030,796
      Administration and operations                                                                         356,563
      Directors' fees                                                                                       186,500
      Reports and stockholder communications                                                                221,878
      Transfer agent, registrar and custodian expenses                                                      143,203
      Auditing services                                                                                      46,919
      Legal services                                                                                         27,468
      Occupancy and other office expenses                                                                    96,363
      Travel, telephone and postage                                                                          68,547
      Other                                                                                                  94,625
---------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                   2,272,862
---------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                                            9,806,876
---------------------------------------------------------------------------------------------------------------------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                                                            22,803,830
   Change in unrealized appreciation on investments                                                      75,425,708
---------------------------------------------------------------------------------------------------------------------
         NET GAIN ON INVESTMENTS                                                                         98,229,538
---------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $108,036,414
=====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                ------------------------------------
                                                                                  Dec. 31, 1999      Dec. 31, 1998
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                          $   9,806,876       $ 11,060,345
   Net realized gain on investments                                                  22,803,830         20,532,408
   Change in unrealized appreciation on investments                                  75,425,708        (95,161,348)
--------------------------------------------------------------------------------------------------------------------
         Change in net assets resulting from operations                             108,036,414        (63,568,595)
--------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                             (9,965,792)       (10,469,774)
   Net realized gain from investment transactions                                   (22,284,614)       (20,268,408)
--------------------------------------------------------------------------------------------------------------------
         Decrease in net assets from distributions                                  (32,250,406)       (30,738,182)
--------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions                15,851,054        12,675,346
   Cost of common shares purchased (note 4)                                          (1,383,179)           --
--------------------------------------------------------------------------------------------------------------------
         Change in net assets from capital share transactions                        14,467,875        (81,631,431)
--------------------------------------------------------------------------------------------------------------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                                     90,253,883        (97,212,822)

NET ASSETS:
   Beginning of year                                                                474,821,118        556,452,549
--------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $460,295 and 590,571, respectively)                                $565,075,001       $474,821,118
====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING
POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 1999 was $333,248,747, and net unrealized appreciation aggregated $230,495,779, of which the related gross unrealized appreciation and depreciation were $259,775,122 and $29,279,343, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1999 were $67,841,714 and $60,968,855, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On December 27, 1999, the Corporation issued 516,005 shares of its common stock at a price of $30.7188 per share (market value) to stockholders of record November 22, 1999 who elected to take stock in payment of the distribution from 1999 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During 1999, the Corporation purchased and is holding 43,200 shares of common stock at a total cost of $1,383,179 and a weighted average discount from net asset value of 17.8%.

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1999, there were 145,912 options outstanding at a weighted average exercise price of $23.0084 per share. During 1999, the Corporation granted options, including stock appreciation rights, for 16,565 shares of common stock with an exercise price of $30.1875 per share.

--------------------------------------------------------------------------------

During the year stock appreciation rights relating to 13,561 stock option shares were exercised at a weighted average market price of $36.0844 per share and the stock options relating to these rights which had a weighted average exercise price of $20.2514 per share were cancelled. At December 31, 1999, there were 54,525 outstanding exercisable options to purchase common shares at $13.945- $33.755 per share (weighted average price of $18.7417) and unexercisable options to purchase 94,391 common shares at $18.3425-$33.755 per share (weighted average price of $24.5746). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.4030 years and 6.6504 years, respectively. The total compensation expense recognized in 1999 for the stock options and stock appreciation rights plan was $520,707. At December 31, 1999, there were 336,130 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1999 was $116,489, and consisted of service cost of $98,640, interest cost of $176,517, expected return on plan assets of $343,449, and net amortization credit of $48,197.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate and expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $2,652,012. During 1999, the projected benefit obligation increased due to service cost and interest cost of $98,640 and $176,517, respectively, and decreased due to benefits paid in the amount of $73,900. The projected benefit obligation at December 31, 1999 was $2,853,269.

On January 1, 1999, the fair value of plan assets was $4,330,062. During 1999, the fair value of plan assets increased due to the expected return on plan assets of $343,449 and decreased due to benefits paid in the amount of $73,900. At December 31, 1999, the projected fair value of plan assets amounted to $4,599,611, which resulted in excess plan assets of $1,746,342. The remaining components of prepaid pension cost at December 31, 1999 included $508,118 in unrecognized gain, $331,938 in unrecognized prior service cost and $74,198 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1999 was $1,495,964.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1999 for employees and former employees of the Corporation was $1,697,089. Aggregate remuneration paid or accrued during the year ended December 31, 1999 to officers and directors amounted to $1,364,720.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 8.5% of the Corporation's common stock, amounted to $391,126 for the year ended December 31, 1999.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 1999, the Corporation had securities on loan of $42,938,006 and held collateral of $44,294,479.

                        PETROLEUM & RESOURCES CORPORATION
-------------------------------------------------------------------------------

  Calendar    Market       Cumulative       Cumulative      Total     Total net
   Years      value       market value     market value     market      asset
                of         of capital        of income      value       value
             original        gains           dividends
              shares      distributions      taken in
                            taken in          shares
                            shares
-------------------------------------------------------------------------------
  1985       $ 9,764        $   883           $  535       $11,182     $11,854
  1986        10,585          2,410            1,244        14,239      13,453
  1987         7,574          2,750            1,524        11,848      13,870
  1988         7,665          3,441            1,998        13,104      15,500
  1989         9,855          5,278            3,362        18,495      21,297
  1990         9,171          5,674            3,848        18,693      21,271
  1991         9,490          6,837            4,629        20,956      22,624
  1992         9,216          7,637            5,064        21,917      24,009
  1993        10,038          9,444            6,176        25,658      27,654
  1994         9,216          9,759            6,426        25,401      27,001
  1995        10,311         12,194            8,061        30,566      34,094
  1996        12,684         16,464           10,850        39,998      42,691
  1997        13,323         19,050           12,267        44,640      50,706
  1998        11,178         17,845           11,157        40,180      45,002
  1999        11,771         21,048           12,653        45,472      55,667


                          ILLUSTRATION OF AN ASSUMED
                        15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1985-1999. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.


            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                           Cumulative
                             Market
                             Value of
        Market             Shares from                                Net Asset
       Value of           Capital Gains                                Value of
       Original           Distributions            Total                Total
      Investment       and Income Dividend      Market Value            Shares
      ----------       -------------------      ------------          ---------
85       9,764                10,647               11,182               11,854
86      10,585                12,995               14,239               13,453
87       7,574                10,324               11,848               13,870
88       7,665                11,106               13,104               15,500
89       9,855                15,133               18,495               21,297
90       9,171                14,845               18,693               21,271
91       9,490                16,327               20,956               22,624
92       9,216                16,853               21,917               24,009
93      10,038                19,482               25,658               27,654
94       9,216                18,975               25,401               27,001
95      10,311                22,505               30,566               34,094
96      12,684                29,148               39,998               42,691
97      13,323                32,373               44,640               50,706
98      11,178                29,023               40,180               45,002
99      11,771                32,819               45,472               55,667

Initial Net Asset Value $10,074

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                             Year Ended December 31
                                                            --------------------------------------------------------
                                                                 1999       1998      1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year                          $34.30      $41.46    $37.09     $31.51     $26.84
--------------------------------------------------------------------------------------------------------------------
      Net investment income                                      0.72        0.82      0.77       0.79       0.86
      Net realized gains and change in unrealized
        appreciation and other changes                           6.79       (5.69)     5.93       6.93       5.90
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              7.51       (4.87)     6.70       7.72       6.76
--------------------------------------------------------------------------------------------------------------------
   Less distributions
      Dividends from net investment income                      (0.72)      (0.78)    (0.77)     (0.82)     (0.87)
      Distributions from net realized gains                     (1.61)      (1.51)    (1.56)     (1.32)     (1.22)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (2.33)      (2.29)    (2.33)     (2.14)     (2.09)
--------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                                $39.48      $34.30    $41.46     $37.09     $31.51
====================================================================================================================
   Per share market price, end of year                         $32.25      $30.625   $36.50     $34.75     $28.25
--------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN
   Based on market price                                        13.3%      (10.0)%    11.7%      31.2%      20.5%
   Based on net asset value                                     23.8%      (11.1)%    18.9%      25.5%      26.5%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's)                         $565,075    $474,821  $556,453   $484,589   $401,405
   Ratio of expenses to average net assets                       0.43%       0.31%     0.47%      0.63%      0.57%
   Ratio of net investment income to average net assets          1.86%       2.13%     1.91%      2.31%      2.89%
   Portfolio turnover                                           11.89%      12.70%    13.09%     15.50%     15.86%
   Number of shares outstanding at end of year
     (in 000's)                                                 14,314      13,841    13,423     13,066     12,739
--------------------------------------------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 1999

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
STOCKS AND CONVERTIBLE SECURITIES -- 97.6%
   ENERGY -- 78.3%
      Internationals -- 29.4%
         BP Amoco plc ADR........................................................        400,000   $  23,725,000
         Chevron Corp. ..........................................................        120,000      10,395,000
         Exxon Mobil Corp. ......................................................        607,231      48,920,043
         Royal Dutch Petroleum Co. ..............................................        850,000      51,478,127
         "Shell" Transport and Trading Co., plc ADR..............................        240,000      11,760,000
         Texaco Inc. ............................................................        186,775      10,144,217
         TotalFina S.A. ADR......................................................        140,000       9,695,000
                                                                                                   -------------
                                                                                                     166,117,387
                                                                                                   -------------
      Domestics -- 10.3%
         Amerada Hess Corp. .....................................................        100,000       5,675,000
         Atlantic Richfield Co. .................................................         50,000       4,325,000
         Conoco Inc. Class B.....................................................        300,000       7,462,500
         Kerr McGee Corp. .......................................................        181,253      11,237,686
         Murphy Oil Corp. .......................................................        110,000       6,311,250
         Phillips Petroleum Co. .................................................         90,000       4,230,000
         Tesoro Petroleum Corp. (B)..............................................        300,000       3,468,750
         Tosco Corp. ............................................................        175,000       4,757,813
         Unocal Capital Trust $3.125 Conv. Pfd. .................................         72,540       3,536,325
         Unocal Corp.  ..........................................................        150,000       5,034,375
         Valero Energy Corp. ....................................................        125,000       2,484,375
                                                                                                   -------------
                                                                                                      58,523,074
                                                                                                   -------------
      Producers -- 8.7%
         Anadarko Petroleum Corp. ...............................................        195,000       6,654,375
         Apache Corp. ...........................................................        130,000       4,801,875
         Barrett Resources Corp. (B).............................................         70,000       2,060,625
         Burlington Resources Inc. ..............................................        120,000       3,967,500
         Devon Energy Corp. .....................................................         70,000       2,301,250
         EOG Resources, Inc. ....................................................        290,000       5,093,125
         Noble Affiliates Inc. ..................................................         91,855       1,969,142
         Occidental Petroleum Corp. .............................................        175,000       3,784,374
         Ocean Energy, Inc. (B)..................................................        622,450       4,823,988
         Stone Energy Corp. (B)..................................................        102,000       3,633,750
         Union Pacific Resources Group, Inc. ....................................        225,816       2,879,154
         Vastar Resources, Inc. .................................................        125,000       7,375,000
                                                                                                   -------------
                                                                                                      49,344,158
                                                                                                   -------------


-------------------------------------------------------------------------------
                      SCHEDULE OF INVESTMENTS (continued)
-------------------------------------------------------------------------------

                               December 31, 1999

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
      Distributors --18.0%
         AGL Resources Inc. ......................................................       170,000    $  2,890,000
         Atmos Energy Corp. ......................................................       200,000       4,087,500
         Coastal Corp. ...........................................................       220,000       7,796,250
         Columbia Energy Group....................................................       100,000       6,325,000
         El Paso Energy Corp. ....................................................       185,000       7,180,313
         Energen Corp. ...........................................................       353,900       6,392,319
         Enron Corp. $13.65 Conv. Pfd. Ser. J.....................................        23,000      27,863,063
         Equitable Resources Inc. ................................................       180,500       6,024,188
         Kinder Morgan, Inc. 8.25% PEPS Units due 2001............................       130,000       4,225,000
         National Fuel Gas Co.  ..................................................       100,000       4,650,000
         New Jersey Resources, Inc. ..............................................       185,000       7,226,563
         Northwestern Corp. ......................................................       200,000       4,400,000
         Questar Corp. ...........................................................       268,000       4,020,000
         Western Gas Resources Inc. ..............................................       186,000       2,452,875
         Williams Companies, Inc. ................................................       200,000       6,112,500
                                                                                                   -------------
                                                                                                     101,645,571
                                                                                                   -------------
      Services -- 11.9%
         BJ Services Co. (B)......................................................       200,000       8,362,500
         Diamond Offshore Drilling, Inc. .........................................        96,000       2,958,450
         ENSCO International, Inc. ...............................................       140,000       3,202,500
         Global Industries Ltd. (B)...............................................       243,400       2,099,325
         Halliburton Co. .........................................................       150,000       6,037,500
         Nabors Industries, Inc. (B)..............................................       245,000       7,579,688
         Petroleum Geo-Services ASA ADR (B).......................................       250,000       4,453,125
         Santa Fe International Corp. ............................................       180,000       4,657,500
         Schlumberger Ltd. .......................................................       229,400      12,875,075
         Transocean Sedco Forex Inc. .............................................       274,411       9,244,221
         Weatherford International, Inc. (B)......................................       139,000       5,551,313
                                                                                                   -------------
                                                                                                      67,021,197
                                                                                                   -------------
   BASIC INDUSTRIES -- 19.3%
      Basic Materials -- 3.7%
         Avery Dennison Corp. ....................................................        90,600       6,602,475
         Engelhard Corp. .........................................................       250,000       4,718,750
         Freeport-McMoRan Copper & Gold Inc. Ser. A (B)...........................       127,603       2,368,631
         Newpark Resources, Inc. (B)..............................................       370,000       2,266,250
         Southdown, Inc. .........................................................       100,000       5,162,500
                                                                                                   -------------
                                                                                                      21,118,606
                                                                                                   -------------

--------------------------------------------------------------------------------

                               December 31, 1999

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
   Capital Goods & Other -- 8.6%
         Calpine Corp. (B)........................................................        40,000  $    2,560,000
         Calpine Capital Trust 5.75% Conv. Pfd. High Tides........................        55,000       3,581,875
         Dover Corp. .............................................................       140,000       6,352,500
         General Electric Co. ....................................................       200,000      30,950,000
         Owens-Illinois, Inc. (B).................................................       200,000       5,012,500
                                                                                                   -------------
                                                                                                      48,456,875
                                                                                                   -------------
   Paper and Forest Products -- 7.0%
         Boise Cascade Corp. .....................................................       205,000       8,302,500
         Consolidated Papers, Inc. ...............................................       275,000       8,748,438
         Fort James Corp. ........................................................       220,000       6,022,500
         Mead Corp. ..............................................................       210,000       9,121,875
         Temple-Inland, Inc. .....................................................       110,000       7,253,125
                                                                                                   -------------
                                                                                                      39,448,438
                                                                                                   -------------

TOTAL STOCKS AND CONVERTIBLE SECURITIES
   (Cost $321,202,227) (C)........................................................                   551,675,306
                                                                                                   -------------
SHORT-TERM INVESTMENTS --  2.1%
   U.S. Government Obligations -- 1.6%
      U.S. Treasury Bills, 5.10%, due 2/24/00.....................................    $9,000,000       8,931,096
                                                                                                   -------------
   Commercial Paper -- 0.5%
      Chevron USA, 6.35%, due 1/13/00.............................................    $1,925,000       1,920,925
      Ford Motor Credit Corp., 5.45%, due 2/17/00.................................    $1,035,000       1,027,636
                                                                                                   -------------
                                                                                                       2,948,561
                                                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $11,879,657).............................................................                    11,879,657
                                                                                                   -------------
TOTAL INVESTMENTS
    (Cost $333,081,884)...........................................................                   563,554,963
      Cash, receivables and other assets, less liabilities........................                     1,520,038
                                                                                                   -------------
NET ASSETS-- 100% ................................................................                  $565,075,001
===========================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at December 31, 1999 covering open call option contracts written was $956,875. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $5,010,000.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
-------------------------------------------------------------------------------

                During the Three Months Ended December 31, 1999

                                                                                           Shares
                                                                    -----------------------------------------------
                                                                                                         Held
                                                                     Additions      Reductions       Dec. 31, 1999
-------------------------------------------------------------------------------------------------------------------
BP Amoco plc ADR....................................................  220,999(1)       41,998           400,000
Burlington Resources, Inc. .........................................   65,000                           120,000
Chevron Corp. ......................................................   10,000                           120,000
Conoco, Inc. Class B................................................   30,000                           300,000
Calpine Corp. ......................................................   40,000                            40,000
Calpine Corp. 5.75% TIDES...........................................   55,000                            55,000
Devon Energy Corp. .................................................   70,000                            70,000
Exxon Mobil Corp. ..................................................  277,231(2)                        607,231
Santa Fe International Corp. .......................................   60,000                           180,000
Barrett Resources Corp. ............................................                   50,400            70,000
Enron Corp. 13.65% Conv. Pfd. Ser. J. ..............................                    2,000            23,000
Mobil Corp. ........................................................                  240,000(2)           --

-------------------
(1) By stock split.
(2) Received 1.32015 shares of Exxon Mobil Corp. for each share of Mobil Corp. held. Sold 30,000 shares of Mobil Corp. separately.


                             -------------------
                                 COMMON STOCK
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       PETROLEUM & RESOURCES CORPORATION
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                   Telephone: (410)752-5900 or (800)638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800)432-8224
                     E-Mail: Shareowner-svcs@bankofny.com

                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
PETROLEUM & RESOURCES CORPORATION:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation, hereafter referred to as the "Corporation", at December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles of the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards of the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
January 7, 2000

                     SHAREHOLDER INFORMATION AND SERVICES
-------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

HOW DO I INVEST IN PETROLEUM & RESOURCES?

Petroleum & Resources common stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 18).

WHERE DO I GET INFORMATION ON THE STOCK'S PRICE, TRADING AND/OR NET ASSET VALUE?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800)638-2479 or visit our website.

HOW DO I REPLACE A LOST CERTIFICATE(S) OR HOW DO ICORRECT A SPELLING ERROR ON MY CERTIFICATE?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

CAN YOU SEND MY DIVIDEND CHECKS DIRECTLY TO MY BANK?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, The Bank of New York cannot electronically transfer funds at this time.)

WHO DO INOTIFY OF A CHANGE OF ADDRESS?

The Transfer Agent.

WE GO TO FLORIDA (ARIZONA) EVERY WINTER. HOW DO WE GET OUR MAIL FROM PETROLEUM & RESOURCES?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I WANT TO GIVE SHARES TO MY CHILDREN, GRANDCHILDREN, ETC. AS A GIFT. HOW DO I GO ABOUT IT?

Giving shares of Petroleum is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTIONS BY NOTIFYING THEIR BROKERAGE HOUSE REPRESENTATIVE.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial  Enrollment                             $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                     $2.50 per investment
 Brokerage Commission                 $0.05 per share
Reinvestment of Dividends**
 Service Fee                   10% of amount invested
                    (maximum of $2.50 per investment)
 Brokerage Commission                 $0.05 per share


Sale of Shares
 Service Fee                                   $10.00
 Brokerage Commission                 $0.05 per share

Deposit of Certificates for safekeeping      Included
Book to Book Transfers                       Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

MINIMUM AND MAXIMUM CASH INVESTMENTS
Initial minimum investment (non-holders)      $500.00
Minimum optional investment
(existing holders)                             $50.00
Electronic Funds Transfer (monthly  minimum)   $50.00
Maximum per transaction                    $25,000.00
Maximum per year                                 NONE

A brochure which further details the benefits and features of BuyDirect as well as an enrollment form may be obtained by contacting The Bank of New York.

FOR NON-REGISTERED SHAREHOLDERS

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDirect Plan.

                              -------------------

THE CORPORATION                                        THE TRANSFER AGENT
Petroleum & Resources                                  The Bank of New York
 Corp.                                                 Shareholder  Relations
Lawrence L. Hooper, Jr.,                                Dept.-8W
Vice President, Secretary                              P.O. Box 11258
 and General Counsel                                   Church Street Station
Seven St. Paul Street,                                 New York, NY 10286
 Suite 1140                                            (800) 432-8224
Baltimore, MD 21202                                    Website:
(800) 638-2479                                         http://stock.bankofny.com
Website:                                               E-mail:
www.peteres.com                                        Shareowner-svcs@
E-mail:                                                bankofny.com
contact@peteres.com

*BuyDirect is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                                                             Per Common Share
                                Value of                                               -----------------------------
                               Net Assets                               Net Asset        Dividends    Distributions
                              Applicable to             Common          Value Per        From Net       From Net
                                 Common                 Shares           Common         Investment      Realized
Dec. 31                           Stock               Outstanding         Share           Income          Gains
--------------------------------------------------------------------------------------------------------------------
1985                          $237,489,296             8,372,627          $28.36         $1.38           $2.34
1986                           246,071,990             8,979,978           27.40          1.45            2.89
1987                           234,062,235             9,636,306           24.29          1.67            2.31
1988                           248,370,688             9,997,584           24.84           .92            1.20
1989                           322,866,019            10,384,600           31.09          1.20            1.20
1990                           308,599,851            10,793,289           28.59          1.10            1.25
1991                           314,024,187            11,185,572           28.07           .92            1.23
1992                           320,241,282            11,579,503           27.66           .77            1.23
1993                           355,836,592            12,006,671           29.64           .82            1.30
1994                           332,279,398            12,380,300           26.84           .92            1.18
1995                           401,404,971            12,739,383           31.51           .87            1.22
1996                           484,588,990            13,065,819           37.09           .82            1.32
1997                           556,452,549            13,422,787           41.46           .77            1.56
1998                           474,821,118            13,841,375           34.30           .78            1.51
1999                           565,075,001            14,314,180           39.48           .72            1.61



-------------------------------------------------------------------------------
                                  STOCK DATA
-------------------------------------------------------------------------------

          Price (12/31/99)                                    $32.25
          Net Asset Value (12/31/99)                          $39.48
          Discount:                                            18.3%

      New York Stock Exchange and Pacific Exchange ticker symbol: PEO NASDAQ Mutual Fund Quotation Symbol: XPEOX
      Newspaper stock listings are generally under the abbreviation: PetRs


This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                       PETROLEUM & RESOURCES CORPORATION
-------------------------------------------------------------------------------

BOARD OF DIRECTORS (with their principal affiliations)

Enrique R. Arzac/1,3/
Professor of Finance
and Economics
Columbia University

Daniel E. Emerson/2,4/
Retired Executive Vice President
NYNEX Corporation

Thomas H. Lenagh/3,4/
Financial Advisor

W.D. MacCallan/1,3/
Retired Chairman of the Corpora-
tion and The Adams Express Com-
pany

W. Perry Neff/1,3/
Retired Executive Vice President
Chemical Bank

Douglas G. Ober/1/
Chairman of the Corporation

Landon Peters/2,4/
Private Investor

John J. Roberts/1,4/
Senior Advisor, American
International Group, Inc.

Robert J.M. Wilson/2,4/
Retired President of the Corpora-
tion and The Adams Express Com-
pany

OFFICERS

Douglas G. Ober
Chairman and
Chief Executive Officer

Richard F. Koloski
President

Joseph M. Truta
Executive Vice President

Nancy J.F. Prue
Vice President -- Research

Lawrence L. Hooper, Jr.
Vice President, Secretary and
General Counsel

Maureen A. Jones
Vice President and Treasurer

Christine M. Griffith
Assistant Treasurer

Geraldine H. Stegner
Assistant Secretary


1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

20
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Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com

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